SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:

                                  May 16, 2003



                            Avatech Solutions, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



               001-31265                             84-1035353
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         (Commission File Number)         (IRS Employer Identification No.)



           1403 Cronhill Drive, Suite A, Owings Mills, Maryland   21117
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              (Address of Principal Executive Offices)         (Zip Code)


                                 (410) 902-6900
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                        (Registrant's telephone number)

Item 5. Other Events.

     Registrant issued a press release on May 15, 2003 reporting that it had entered into memorandum of understanding with Dassault Systemes of France ("Dassault"), pursuant to which, registrant will become a SmarTeam partner. The press release, filed as an exhibit hereto, is incorporated herein by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits: The following exhibits are filed as part of this Current
     Report:

               99.1 Press Release dated May 15, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     May 16, 2003                  Avatech Solutions, Inc.

                                        By:      /s/    A. Gary Rever
                                           -------------------------------------
                                           A. Gary Rever
                                           Chief Financial Officer and Principal
                                           Accounting Officer

                                                                    Exhibit 99.1

Dassault Systemes and Avatech Solutions Launch a Partnership Around SMARTEAM PLM Solutions

May 15, 2003 -- PARIS, FRANCE AND BALTIMORE, MARYLAND -- Dassault Systemes (Nasdaq: DASTY; Euronext Paris: #13065, DSY.PA), and Avatech Solutions, Inc. (OTCBB: AVSO.OB) today announced the signing of a Memorandum of Understanding
(MOU) agreement under which Avatech will significantly expand its US marketing, sales and services with integrated SMARTEAM Product Lifecycle Management (PLM) solutions from Dassault Systemes.

"We are extremely pleased about the partnership with Avatech and see great opportunity in delivering the SMARTEAM solution to their customers," said Philippe Forestier, executive vice president Alliances, Marketing and Communications, Dassault Systemes. "This agreement will allow us to significantly increase our market share among the small and medium-size businesses (SMB) in the US."

Dassault Systemes PLM solutions help organizations of all types innovate, improve quality, and reduce both costs and product development times. They also help companies collaborate internally, across geographic boundaries and with suppliers.
"Our collective products and services offerings will enable Avatech to deliver over time complete PLM solutions to mid-market companies in a variety of industries, including manufacturing, building design, facilities management, homeland security, pharmaceutical and petro-chemical," said Scotty Walsh, CEO of Avatech Solutions.

According to Walsh, "Avatech is committed to a course of rapid growth through the addition of new products, people, and geographic reach. Our new partnership with Dassault Systemes, a global leader in the market for PLM software, is a significant step in carrying out this overall business plan. However, the real benefit is the ability to offer these solutions to our existing 18,000 customers throughout the U.S."

About SmarTeam Corporation Ltd.
SmarTeam Corporation Ltd. develops, markets, and supports rapidly implemented, yet totally customizable, product lifecycle collaboration solutions that drive efficiency, quality and responsiveness for customer centric organizations and their value chains. Founded in 1995, SmarTeam is one of the fastest-growing companies in the PLM market with over 2,500 customers worldwide, and a broad solutions portfolio that enables manufacturing organizations and their supply chains to efficiently manage and collaborate on product information from concept through realization. SmarTeam's solutions help companies gain improvements in product quality, reduce costs, expedite project turnaround, comply with industry standards, and shorten time-to-market. SMARTEAM products are marketed through the IBM global organization and other leading resellers on every continent. Information about SmarTeam is available at http://www.smarteam.com.

About Dassault Systemes
As world leader in PLM (Product Lifecycle Management) solutions, the Dassault Systemes group brings value to more than 65,000 customers in 80 countries. A pioneer in the 3D software market since 1981, Dassault Systemes develops and markets PLM application software and services that support industrial processes and provide a 3D vision of the entire life cycle of products from conception to retirement. It's offering includes integrated PLM solutions for product development (CATIA, ENOVIA, DELMIA, SMARTEAM), general-use 3D solutions (SolidWorks), and 3D components (SPATIAL). Dassault Systemes is listed on the Nasdaq (DASTY) and Euronext Paris (#13065, DSY.PA) stock exchanges. For more information, visit http://www.3ds.com.

About Avatech Solutions
Avatech Solutions, Inc. (OTCBB: AVSO.OB) is a leading provider of design automation and PLM solutions for the manufacturing, building design, civil engineering and GIS markets. Headquartered in Owings Mills, Maryland, the company specializes in software development, technical support, training and consulting aimed at improving design and documentation efficiencies and the seamless integration of workflow processes.

Avatech is one the largest integrators of Autodesk software worldwide and a leading provider of engineering document management solutions. The company serves 18,000 clients worldwide including the industry leaders from Fortune 500 and Engineering News Record's Top 100 companies. Visit http://www.avatechsolutions.com for more information.

This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in Avatech's Securities and Exchange Commission filings, including, but not limited to, the annual report on Form 10-KSB for the year ended December 31, 2001 of PlanetCAD, Inc. (now Avatech Solutions, Inc.), quarterly reports on Form 10-QSB for the quarters ended March 31 and September 30, 2002, the Proxy Statement/Prospectus included in PlanetCAD's registration statement on Form S-4 relating to the PlanetCAD-Avatech merger, the current report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2003 and the quarterly report on Form 10-QSB for the quarter ended March 31, 2003. Investors and shareholders may obtain a free copy of the documents filed by Avatech Solutions, Inc. with the Commission at the Commission's web site at www.sec.gov. The documents also may be obtained for free by directing a request to Melody Craigmyle, Director of
Corporate        Communications       at       410-581-8080       or       email
MCraigmyle@avatechsolutions.com.

SMARTEAM is a registered trademark of Dassault Systemes. All other brand names, product names, or trademarks belong to their respective holders.

Avatech Press Contacts:

Melody Craigmyle, Tel: (410) 581-8080, MCraigmyle@avatechsolutions.com Cyrus Mavalwala, Cross Border Communications,
Tel: (416) 226-6551, Cyrus@crossborderpr.com

Dassault Systemes Press Contact:
Anthony Marechal, Tel: +33 1 55 49 84 21, anthony_marechal@ds-fr.com
                                          --------------------------

Dassault Systemes Investor Contacts:
Emma Rutherford, Harriet Keen, Financial Dynamics, Tel: +44 207 831 3113